UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

PARK PLACE SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of May 1, 2005, providing for the issuance of

Asset-Backed Pass-Through Certificates, Series 2005-WCW1)

Park Place Securities, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-121784	34-1993512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Town & Country Road, Suite 1100 Orange, California		92868
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

On May 31, 2005, a single series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005 (the “Agreement”), among Park Place Securities, Inc. as depositor (the “Depositor”), Countrywide Home Loans Servicing LP as master servicer (the “Master Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”).

Upon the closing of the issuance of the Certificates, (i) Park Place Securities, Inc. purchased from Ameriquest Mortgage Company certain Initial Mortgage Loans with an aggregate principal balance equal to $2,000,004,777.06 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Pre-Funding Accounts, which were established pursuant to the Agreement, in an amount equal to $599,995,222.94.

On July 8, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $599,993,928.85 with funds on deposit in the pre-funding accounts (the “Pre-Funding Accounts”) established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated July 8, 2005, between the Depositor and the Trustee (the “Instrument”). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Section 8 – Other Events

Item 8.01 Other Events.

Description of the Certificates and the Mortgage Pool

The Certificates designated as the Series 2005-WCW1 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $2,000,004,777.06 and (ii) the Pre-Funding Accounts, which contained $599,995,222.94.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of July 1, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

1.	Not applicable

2.	Not applicable

3.	Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No	Description
1	99	Subsequent Transfer Instrument, dated as of July 8, 2005, between Park Place Securities, Inc. as seller and Wells Fargo Bank, N.A. as trustee.
2	99	Characteristics of the Mortgage Pool as of July 1, 2005, relating to Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 3, 2005

PARK PLACE SECURITIES, INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	CFO

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99	Subsequent Transfer Instrument
2	99	Characteristics of the Mortgage Pool as of July 1, 2005, relating to Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW1